SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                     _________________________

                             FORM 8-K

                          CURRENT REPORT



         Pursuant to Section 13 or 15(d) of the Securities
                       Exchange Act of 1934

                     _________________________


                          MARCH 31, 2001
         Date of Report (date of earliest event reported)


                       PLASTICS MFG. COMPANY

  (Exact name of registrant as specified in its charter)



      WISCONSIN             0333-92019             39-1867101
     (State or other     (Commission File         (IRS Employer
      jurisdiction of         Number)              Identification
      incorporation or                             Number)
      organization)

                    W190 N11701 MOLDMAKERS WAY
                 GERMANTOWN, WISCONSIN 53022-8214
   (Address of principal executive offices, including zip code)

                          (262) 255-5790
       (Registrant's telephone number, including area code)

                          NOT APPLICABLE
   (Former name or former address, if changed since last report)

 ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On March 31, 2001, we acquired PCI Consulting & Leasing, Inc., a Wisconsin corporation ("PCI"), in a share exchange pursuant to which PCI became our wholly-owned subsidiary. We issued 16,800 shares of our common stock in the share exchange at an exchange a ratio of 168 to 1. On December 31, 2000 we had acquired the outstanding stock of Statistical Plastics Corporation ("SPC") for a net consideration of 900 shares of our common stock.

 ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

 (A)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

          Financial statements relating to PCI were included as Exhibit
 99.1 to Form 8-K dated March 31, 2001 and filed on April 4, 2001.

 (B)  PRO FORMA FINANCIAL INFORMATION.

          (1) Unaudited pro forma financial information reflecting the results of operations of the company, SPC and PCI for the six months ended March 31, 2000 and 2001 and for the years ended September 30, 1998, 1999 and 2000 is filed herewith as Exhibit 99.1.

          (2) The unaudited balance sheet as of March 31, 2001 of the company, SPC and PCI was filed in Item 1 of the company's Form 10-Q for the Quarterly Period ended March 31, 2001 and is incorporated by reference as Exhibit 99.2.

 (C)  EXHIBITS.

      2.1 Plan of Share Exchange, dated as of March 29, 2001, by and among Plastics Mfg. Company and PCI Consulting & Leasing, Inc. (incorporated by reference to Exhibit 2.1 to the Registrant's Current Report on Form 8-K dated March 31, 2001)

     99.1 Unaudited pro forma condensed financial information as described in Item 7(b)(1)

     99.2 Unaudited balance sheet information as described in Item 7(b)(2) (incorporated by reference to Item 1 of the company's Form 10-Q for the Quarterly Period ended March 31, 2001).
                                 -1-
                            SIGNATURES


 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              PLASTICS MFG. COMPANY


 Date:  June 8, 2001          By:  SCOTT W. SCAMPINI
                                   Scott W. Scampini
                                   Senior Vice President Finance

                           EXHIBIT INDEX
                                TO
                             FORM 8-K
                                OF
                       PLASTICS MFG. COMPANY
                       DATED MARCH 31, 2001
           Pursuant to Section 102(d) of Regulation S-T
                  (17 C.F.R. Section 232.102(d))


 The following exhibits are filed as part of this report:


     99.1  Unaudited pro forma financial information as described in Item
           7(b)(1)

     99.2 Unaudited balance sheet information as described in Item 7(b)(2) (incorporated by reference to Item 1 of the company's Form 10-Q for the Quarterly Period ended March 31, 2001).
                                 -3-